                                                                    EXHIBIT 32.2

CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of QLT Inc., or the Company, on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, or the Form 10-K,. I, Michael J. Doty, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

            (2) The information contained in the Form 10- K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15 , 2005

                                    /s/ Michael J. Doty
                                    ------------------------
                                    Michael J. Doty
                                    Senior Vice President &
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
                                    QLT Inc.

120